UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BIP Ventures Evergreen BDC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

BIP Ventures Evergreen BDC

3575 Piedmont Rd NE, Building 15, Suite 730

Atlanta, GA 30305

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders (the “Special Meeting”) of BIP Ventures Evergreen BDC (the “Company”), to be held virtually at 1:00 P.M., Eastern time, on November 20, 2024. The meeting will be conducted virtually and can only be accessed by visiting www.proxydocs.com/BIPV, where you will be able to listen to the meeting, submit any relevant questions, and vote online.

The Notice of Special Meeting of Shareholders and Proxy Statement accompanying this letter provides an outline of the business to be conducted at the Special Meeting. At the Special Meeting, you will be asked to (i) approve certain amendments to the Amended and Restated Investment Advisory Agreement, dated August 7, 2024 (the “Advisory Agreement”), to change the incentive fee currently payable to BIP Capital, LLC, as investment adviser to the Company (the “Adviser”), to an incentive allocation allocable to the Adviser; and (ii) to transact such other business as may properly come before the Special Meeting, and any adjournments or postponements thereof.

It is important that your shares of the Company (the “Shares”) be represented at the Special Meeting regardless of the number of Shares you hold. If you are unable to attend the Special Meeting, we urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided or vote via the Internet at the Company’s electronic voting site at www.proxydocs.com/BIPV. If you do virtually attend the meeting and wish to vote during the Special Meeting, you may revoke your proxy and subsequently vote during the Shareholder Meeting.

Sincerely,

/s/ Mark Buffington
Mark Buffington
Chief Executive Officer & Chairman of the Board of Trustees

October 16, 2024

Atlanta, Georgia

BIP Ventures Evergreen BDC

3575 Piedmont Rd NE, Building 15, Suite 730

Atlanta, GA 30305

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 20, 2024

Notice is hereby given that a special meeting of shareholders (the “Special Meeting”) of BIP Ventures Evergreen BDC (the “Company”) will be held virtually at 1:00 P.M., Eastern time, on November 20, 2024. The meeting can be accessed by visiting www.proxydocs.com/BIPV, where you will be able to listen to the meeting live, submit relevant questions and vote online. The Special Meeting is being convened so that shareholders can consider and act upon the following matters:

1.

To approve certain amendments to the Amended and Restated Investment Advisory Agreement, dated August 7, 2024 (the “Advisory Agreement”), changing the incentive fee currently payable to BIP Capital, LLC, as investment adviser to the Company (the “Adviser”), to an incentive allocation allocable to the Adviser; and

2.	To transact such other business as may properly come before the Special Meeting or any reconvened meeting following any adjournment or postponement thereof.

The Board of Trustees recommends a vote “FOR” Proposal 1 (Amendments to the Investment Advisory Agreement).

You have the right to receive notice of and to vote at the Special Meeting, and any adjournments or postponements thereof, if you were a shareholder of record at the close of business on September 30, 2024. If you are unable to attend the Special Meeting, please sign the enclosed proxy card and return it promptly in the addressed, postage-prepaid envelope provided or vote via the Internet at the Company’s electronic voting site at www.proxydocs.com/BIPV. Please refer to the voting instructions provided on your proxy card or on the electronic voting site, depending on the voting method used. In the event there are not sufficient votes for a quorum or to approve the proposal at the time of the Special Meeting, the Special Meeting may be adjourned to permit further solicitation of proxies by the Company.

YOUR VOTE IS IMPORTANT!

Instructions on how to vote your shares are contained in the Proxy Statement and on your proxy card. The Company has enclosed a copy of the Proxy Statement and the proxy card. The Proxy Statement and the proxy card are available at www.proxydocs.com/BIPV.

Submitting your proxy does not affect your right to vote during the Special Meeting if you decide to virtually attend the Special Meeting. You are urged to submit your proxy as soon as possible, regardless of whether or not you expect to virtually attend the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting and vote during the Special Meeting.

By Order of the Board of Trustees,

/s/ Mark Buffington
Mark Buffington
Chief Executive Officer & Chairman of the Board of Trustees

October 16, 2024

Atlanta, Georgia

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 20, 2024.

THE PROXY STATEMENT AND THE PROXY CARD ARE AVAILABLE AT WWW.PROXYDOCS.COM/BIPV.

WHETHER OR NOT YOU PLAN TO VIRTUALLY ATTEND THE SPECIAL MEETING AND IN

ORDER TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL

MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD

AS PROMPTLY AS POSSIBLE, IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE,

OR VOTE VIA THE INTERNET AT THE ELECTRONIC VOTING SITE AT

WWW.PROXYDOCS.COM/BIPV.

BIP Ventures Evergreen BDC

3575 Piedmont Rd NE, Building 15, Suite 730

Atlanta, GA 30305

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 20, 2024

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of BIP Ventures Evergreen BDC, a Delaware statutory trust (the “Company”), for use at the special meeting of shareholders of the Company (the “Special Meeting”) to be held virtually at 1:00 P.M., Eastern time, on November 20, 2024, and any adjournments or postponements thereof. The Special Meeting can be accessed by visiting www.proxydocs.com/BIPV, where you will be able to listen to the meeting live, submit questions and vote online. This Proxy Statement and the accompanying materials are being mailed to shareholders of record described below on or about October 16, 2024 and are available www.proxydocs.com/BIPV.

The Company’s Board of Trustees encourages you to read this document thoroughly and take this opportunity to vote on the matters to be decided at the Special Meeting. As discussed below, you may revoke your proxy at any time before your shares of the Company are voted at the Special Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF THE COMPANY AS OF SEPTEMBER 30, 2024

Beneficial Owners	Address	Amount of Beneficial Ownership of Common Shares	Percent of Class(1)
BIP Capital, LLC	3575 Piedmont Rd NE, Building 15, Suite 730, Atlanta, GA 30305	400	*

Trustees

Mark Bell	3575 Piedmont Rd NE, Building 15, Suite 730, Atlanta, GA 30305	946	*

Hines Brannan	3575 Piedmont Rd NE, Building 15, Suite 730, Atlanta, GA 30305	2,000	*

Russell Robins	3575 Piedmont Rd NE, Building 15, Suite 730, Atlanta, GA 30305	—	*

Ann St Germain	3575 Piedmont Rd NE, Building 15, Suite 730, Atlanta, GA 30305	1,955	*

Mark Teixeira	3575 Piedmont Rd NE, Building 15, Suite 730, Atlanta, GA 30305	9,463	*

Executive Officers and Interested Trustees

Mark Buffington – Chief Executive Officer and Chairman of the Board of Trustees	3575 Piedmont Rd NE, Building 15, Suite 730, Atlanta, GA 30305	40,369	1.40%

Mark Flickinger – Chief Operating Officer and Trustee	3575 Piedmont Rd NE, Building 15, Suite 730, Atlanta, GA 30305	2,003	*

Executive Officer

Todd Knudsen – Chief Financial Officer	3575 Piedmont Rd NE, Building 15, Suite 730, Atlanta, GA 30305	802	*

(1)	Based on 2,876,294 Shares outstanding as of the Record Date.
*	Represents less than 1% of outstanding shares.

The address of all beneficial owners, trustees, interested trustees, and executive officers is 3575 Piedmont Rd NE, Building 15, Suite 730, Atlanta, GA 30305.

As of September 30, 2024, there are no shareholders (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) owning 5% or more of the Company.

As noted in “Introduction” under “PROPOSAL 1: AMENDMENTS TO ADVISORY AGREEMENT” below, the following officers and directors of the Company also serve as officers of BIP Capital, LLC, the investment adviser to the Company (the “Adviser”): (i) Mark Buffington serves as Chief Executive Officer of the Adviser, (ii) Mark Flickinger serves as Chief Operating Officer of the Adviser, and (iii) Todd Knudsen serves as Chief Financial Officer and Chief Compliance Officer of the Adviser.

INFORMATION ABOUT VOTING

Who is entitled to vote at the Special Meeting?

Only shareholders of record at the close of business on September 30, 2024, which we refer to as the “Record Date,” are entitled to receive notice of the Special Meeting and to vote the shares of the Company’s beneficial interest (the “Shares”) that they held on the Record Date at the Special Meeting, or any adjournment or postponement thereof. As of the close of business on the Record Date, we had 2,876,294 Shares outstanding. Each Share entitles its holder to one vote at the Special Meeting.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. Under the Company’s Amended and Restated Declaration of Trust, dated as of July 11, 2023 (“Declaration of Trust”), unless otherwise required by the Investment Company Act of 1940, as amended (“1940 Act”), the holders of one third of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the shareholders for purposes of conducting business on such matter. Pursuant to Section 15 of the 1940 Act, the proposed amendments to the Amended and Restated Investment Advisory Agreement, dated August 7, 2024 (the “Advisory Agreement”) described herein requires the vote of a majority of the outstanding voting securities, which is defined under Section 2(a)(42) of the 1940 Act to mean the vote (i) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (ii) of more than 50 per centum of the outstanding voting securities of such company, whichever is the less.

On the Record Date, there were 2,876,294 Shares outstanding and entitled to vote. Under the Declaration of Trust, 958,765 Shares must be represented by shareholders at the Special Meeting or by proxy for a quorum. However, under the 1940 Act, 1,438,147 Shares must be represented by shareholders present at the Special Meeting or by proxy to have a quorum.

Your Shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, custodian, financial adviser, or other nominee) or if you vote during the Special Meeting. If there is no quorum, a majority of the votes present or represented by proxy at the Special Meeting may adjourn the Special Meeting to another date.

What is a proxy?

A proxy is a person you appoint to vote your Shares on your behalf. If you are unable to virtually attend the Special Meeting, you may appoint a proxy to vote your Shares at the Special Meeting.

How do I vote?

Whether you hold Shares directly as the shareholder of record or indirectly as the beneficial owner of Shares held for you by a broker, financial adviser, or other nominee, you can vote without attending the Special Meeting. You may vote by granting a proxy or, for Shares you beneficially own, by submitting voting instructions to your broker, financial adviser, or nominee. You can vote either by mail or on the Internet. If you want to vote via the Internet, please go to the electronic voting site at www.proxydocs.com/BIPV and follow the on-line instructions. If you vote on the Internet, you do not need to complete and return your proxy card by mail, unless you intend to revoke your vote. You may authorize your proxy by signing your proxy card and mailing it in the enclosed, postage-prepaid and addressed envelope. For Shares you beneficially own, you may sign the voting instruction card included by your broker, financial adviser, or nominee and mail it in the envelope provided.

How many votes do I have?

On each matter to be voted upon, you have one vote for each Share you own as of the Record Date.

Is my vote confidential?

Yes, once cast, all votes remain confidential, unless you provide otherwise.

Can I change my vote after I return my proxy card?

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your Shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy via mail bearing a later date to the address listed on the proxy card to be received on or before November 19, 2024;

•

You may send a letter of revocation to the Company at 3575 Piedmont Road NE, Building 15, Suite 730, Atlanta, GA 30305, Attention: Kara Mullins (Special Meeting of Shareholders) to be received on or before November 19, 2024; or

•

You may virtually attend the Special Meeting and notify the election official, at the Special Meeting that you wish to revoke your proxy and vote during the meeting. Simply attending the Special Meeting will not, by itself, revoke your proxy.

If your Shares are held by your broker, bank, custodian, financial adviser, or other nominee, you should follow the instructions provided by such broker, bank, custodian, financial adviser or other nominee.

What if I sign and return my proxy but do not provide voting instructions?

Proxy cards or voting instruction cards that are signed, dated and returned but do not contain voting instructions will be voted: “ABSTAIN” with respect to the proposal to approve certain amendments to the Advisory Agreement, (i) to recharacterize the incentive fee currently payable to the Adviser to an incentive allocation allocable to the Adviser; and (ii) to transact such other business as may properly come before the Special Meeting, and any adjournments or postponements thereof.

How many votes are needed to approve Proposal No.1?

To approve certain amendments to the Advisory Agreement, the proposal must receive “FOR” votes in an amount equal to the lesser of (i) 67% or more of the shareholder votes present at the Special Meeting if holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company.

How can I find out the results of the voting at the Special Meeting?

The Company will announce preliminary voting results at the Special Meeting. The Company will also disclose voting results on a Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”), within four business days after the Special Meeting.

Who is paying for this proxy solicitation?

The Adviser will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by the Company’s trustees, officers and employees, who will not receive any additional compensation for such solicitation activities.

PROPOSAL 1: AMENDMENTS TO ADVISORY AGREEMENT

Introduction

The Company’s shareholders are being asked to approve certain amendments to the Advisory Agreement to re-characterize the incentive fee currently payable to the Adviser (the “Incentive Fee”) to an incentive allocation allocable to the Adviser (the “Incentive Allocation”).

The Company initially entered into that certain Investment Advisory Agreement, dated as of July 12, 2023 (the “Initial Advisory Agreement”). The Initial Advisory Agreement was amended as of July 1, 2024 (i.e., the current Advisory Agreement), to clarify that interest received on portfolio assets is included in the net sales price when the asset is sold.

Pursuant to the Advisory Agreement, the Company will pay the Adviser a fee for its services under the Advisory Agreement consisting of two components – a base management fee (“Management Fee”) and an incentive fee (the “Incentive Fee”). The Management Fee is paid quarterly, in arrears, at an annual rate of: (i) 1.75% of the Company’s average net assets if the Company’s total net asset balance is less than $500,000,000; and (ii) 1.50% of the Company’s average net assets if the Company’s total net asset balance is equal to or greater than $500,000,000. The cost of both the base Management Fee and the Incentive Fee are ultimately borne by the shareholders. During fiscal year 2023, the Company paid the Adviser $258,166 in Management Fees. During fiscal year 2023, no Incentive Fees were paid by the Company to the Adviser.

The Adviser is located at 3575 Piedmont Road NE, Building 15, Suite 730, Atlanta, Georgia 30305. A copy of the Adviser’s latest 10-K is available, without charge, upon written request to the Company’s Investor Communications at 3575 Piedmont Rd NE, Building 15, Suite 730, Atlanta, GA 30305 or by phone at 404-410-6476.

The executive officers and directors of the Adviser are as follows:

Name	Address	Occupation
Mark Buffington	3575 Piedmont Rd NE, Building 15, Suite 730, Atlanta, GA 30305	Chief Executive Officer of the Adviser

Todd Knudsen	3575 Piedmont Rd NE, Building 15, Suite 730, Atlanta, GA 30305	Chief Compliance Officer and Chief Financial Officer of the Adviser

Mark Flickinger	3575 Piedmont Rd NE, Building 15, Suite 730, Atlanta, GA 30305	Chief Operating Officer of the Adviser

Tami McQueen	3575 Piedmont Rd NE, Building 15, Suite 730, Atlanta, GA 30305	Chief Marketing Officer of the Adviser

John Harris	3575 Piedmont Rd NE, Building 15, Suite 730, Atlanta, GA 30305	Chief Technology Officer of the Adviser

Paul Iaffaldano	3575 Piedmont Rd NE, Building 15, Suite 730, Atlanta, GA 30305	General Partner of the Adviser

Dan Drechsel	3575 Piedmont Rd NE, Building 15, Suite 730, Atlanta, GA 30305	General Partner of the Adviser

Austin Poole	3575 Piedmont Rd NE, Building 15, Suite 730, Atlanta, GA 30305	General Partner of the Adviser

Christy Johnson	3575 Piedmont Rd NE, Building 15, Suite 730, Atlanta, GA 30305	General Partner of the Adviser

As disclosed in the Advisers Form ADV, Buffco, LLC, which is wholly owned by Mark Andrew Buffington, owns 91.5% of the Adviser and is the manager of the Adviser. A copy of the Adviser’s Form ADV is available on www.adviserinfo.sec.gov. In addition, Mark Buffington directly owns 0.725% of the Adviser.

Purpose and Rationale of Amendments to the Advisory Agreement

The purpose for the proposed amendments to the Advisory Agreement, if effected, would be to re-characterize the Incentive Fee paid by the Company to an Incentive Allocation. The Board of Trustees supports the proposed amendments to the Advisory Agreement based on the following rationale:

•	The re-characterization of the Incentive Fee to an Incentive Allocation is expected to be advantageous to both the shareholders and the Adviser of the Company.

•

Under the current Incentive Fee arrangement, for U.S. federal tax reporting purposes payment of the Incentive Fee is reflected as an “Other Deduction” within Box 13 of each shareholder’s Schedule K-1 received from the Company. U.S. federal income tax rules currently treat this amount for noncorporate taxpayers as a miscellaneous itemized deduction. Such miscellaneous itemized deductions are non-deductible by such noncorporate taxpayers in taxable years beginning prior to January 1, 2026. Provided this suspension is not extended, in taxable years beginning on or after January 1, 2026, deductions for such expenses are expected to be subject to various limitations, including a limitation permitting deduction only to the extent such deductions exceed 2% of a noncorporate taxpayer’s adjusted gross income. Following the proposed amendment and re-characterization from an Incentive Fee to an Incentive Allocation, the Incentive Allocation is no longer expected to be reflected as a deduction but rather is expected to reduce the amount of taxable income reported to an applicable shareholder on its Schedule K-1. Unlike a noncorporate shareholder’s allocable portion of the Incentive Fee as a deduction, the reduction in reported taxable income resulting from the Incentive Allocation is not limited to 2% of the shareholder’s adjusted gross income or subject to the other limitations noted above. By example, if the Incentive Allocation relates to long-term capital gains, the amount reported to the shareholder as long-term capital gain in Box 9a of each shareholder’s Schedule K-1 is expected to be reduced by their allocable share of such Incentive Allocation.

•

For the Adviser, currently, the Incentive Fee is treated as ordinary income for U.S. federal income tax purposes irrespective of the character of the Company’s underlying income. Prospective to the proposed amendments, the Adviser generally is expected to be subject to tax on the Incentive Allocation based on the character of the corresponding portion of the Company’s underlying income. By example, if the Incentive Allocation relates to underlying long-term capital gains realized by the Company, the Incentive Allocation generally is expected to result in corresponding allocations of long-term capital gain to the Adviser.

•

The method in which the Incentive Allocation will be calculated as a result of the proposed amendments, and the amount of Incentive Allocation ultimately apportioned and distributed, is intended to track the current calculation and payment of the Incentive Fee as closely as possible. As a result, the proposed amendments are not expected to impact the net asset value of the Company.

•

On the effective date of the amendment, any amount that is currently recorded as an accrued Incentive Fee on the Company’s books and records with respect to unrealized appreciation will be “frozen” (i.e., “crystallized”). When realized and distributed, such crystallized amount will be paid as an Incentive Fee pursuant to the Advisory Agreement and subject to the historical tax treatment as described above (i.e., shown as an “Other Deduction” for the shareholder and taxed as ordinary income for the Adviser). All future accruals and distributions with respect to the Adviser’s incentive amounts will be allocated and distributed as Incentive Allocations and subject to the prospective tax treatment as described above (i.e., shown as a reduction of taxable income allocable to the shareholders and taxed in line with the corresponding portion of the Company’s underlying income for the Adviser).

•

By example, as of December 31, 2024, if $100,000 was recorded on the Company’s books and records as an accrued Incentive Fee with respect to unrealized appreciation, that amount will be frozen (i.e. crystallized) and will be paid as an Incentive Fee and taxable as ordinary income to the Adviser and deductible to the shareholders (subject to the limitations discussed above) in accordance with the Company and Adviser’s historical practice if and when distributed in future periods.

•	Further, as of June 30, 2025, if an additional $25,000 was recorded on the Company’s books and records as an accrued Incentive Allocation with respect to unrealized appreciation, and thus, there is a total of $125,000 recorded on the Company’s books and records with respect to accrued unrealized appreciation, the original $100,000 will be paid as an Incentive Fee and subject to historical U.S. federal income tax treatment and the incremental $25,000 will be allocated and paid as an Incentive Allocation and subject to the prospective U.S. federal income tax treatment.

•

The Board did not find any of the below listed factors pertinent to their consideration of the proposed amendments to the Advisory Agreement because (i) the proposed amendments to the Advisory Agreement reflect a re-characterization from the Incentive Fee to an Incentive Allocation, not a new fee payable to the Adviser from the Company, (ii) as shown in the calculation example below, under the calculation of both the Incentive Fee and the proposed Incentive Allocation, the incentive amount (including the amount ultimately paid by the Company to the Adviser) remains the same, and (iii) there are no increases or modifications to the incentive amount payable but rather only to the tax treatment of any such payments:

•	the nature, extent, and quality of the services to be provided by the Adviser;

•	the investment performance of the Company and the Adviser;

•	the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Company;

•	the extent to which economies of scale would be realized as the Company grows; and

•	whether fee levels reflect these economies of scale for the benefit of shareholders.

The structure of the proposed Incentive Allocation is described in greater detail below, under the subheading Proposed Incentive Allocation.

Current Incentive Fee Structure

Currently, the Advisory Agreement includes the following Incentive Fee calculation payable to the Adviser:

•

The Incentive Fee shall be payable at the end of each calendar year, in arrears, in an amount equal to 20% of cumulative aggregate realized capital gains plus interest received on portfolio assets, from the date of the Company’s election to be regulated as a BDC to the end of each calendar year, less cumulative aggregate realized capital losses and aggregate unrealized capital depreciation, less the aggregate amount of any previously paid Incentive Fee. The Company shall accrue, but will not pay, the Incentive Fee with respect to net unrealized appreciation.

•

The Incentive Fee will only be paid on assets that have been partially or fully sold. In determining the Incentive Fee payable to the Adviser, the Company shall calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since the Company’s inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in the Company’s portfolio. For this purpose:

•

“cumulative aggregate realized capital gains,” if any, shall mean the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since the Company’s inception;

•

“cumulative aggregate realized capital losses” shall mean the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since the Company’s inception;

•	“net sales price” shall include all cash received related to the portfolio asset, including amounts recorded as interest income on convertible notes or debt investments, throughout the asset’s life;

•	“original cost” shall include all cash that was deployed into the portfolio asset, which would not include converted interest on convertible notes or PIK on debt investments; and

•

“aggregate unrealized capital depreciation” shall mean the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment.

•	Cumulative aggregate realized capital gains and cumulative aggregate realized capital losses will only include cash flows associated with assets that have been sold.

•

At the end of the applicable year, the amount of capital gains that serves as the basis for the Company’s calculation of the Incentive Fee shall be equal to the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to the Company’s portfolio of investments.

Proposed Incentive Allocation

The proposed amendments to the Advisory Agreement convert the Adviser’s compensation for investment advisory services to the Company from the Incentive Fee to the Incentive Allocation. The Incentive Allocation is allocable to the Adviser at the end of each calendar year in arrears and equals 20% of the Company’s Cumulative Realized Gain Amount (as defined below) less the aggregate amount of any previously allocated Incentive Allocation. The Company accrues quarterly, but will not allocate to the Adviser, an Incentive Allocation with respect to any net unrealized appreciation. The Incentive Allocation amount, or the calculations pertaining thereto, as appropriate, shall account for any period less than a full calendar year. The Incentive Allocation will only be allocated to the Adviser with respect to investments that have been sold or otherwise disposed of, including partially sold or disposed of. Any Incentive Allocation apportioned to the Adviser’s Capital Account during a calendar year may be distributed to the Adviser whether or not any amounts are distributed to the Company’s shareholders.

As used for purposes of calculating the Company’s Cumulative Realized Gain Amount and the Incentive Allocation, the following terms shall have the following meanings:

•

“Aggregate Unrealized Capital Depreciation” means the sum of the difference, if negative, between the valuation of each investment as of an applicable calculation date as reasonably determined by the Adviser as valuation designee and the Original Cost of such investment.

•	“Capital Account” means an account established on the books and records of the Company for each of the Company’s shareholders and for the Adviser with respect to the Incentive Allocation.

•

“Cumulative Aggregate Realized Capital Gains” means the sum of the amounts by which the Net Sales Price of each investment that has been sold or otherwise disposed of by the Company, when so sold or disposed of, exceeds the Original Cost of such investment since the Company’s inception; provided, however, that such calculation shall ignore any appreciation in the value of an investment prior to January 1, 2025.

•

“Cumulative Aggregate Realized Capital Losses” means the sum of the amounts by which the Net Sales Price of each investment that has been sold or otherwise disposed of by the Company, when so sold or disposed of, is less than the Original Cost of such investment since the Company’s inception; provided, however, that such calculation shall ignore any reduction or depreciation in the value of an investment prior to January 1, 2025.

•

“Cumulative Realized Gain Amount” means the Company’s Cumulative Aggregate Realized Capital Gains, less Cumulative Aggregate Realized Capital Losses and Aggregate Unrealized Capital Depreciation. The Cumulative Realized Gain Amount and the calculations pertaining thereto, as appropriate, will account for any period less than a full calendar year.

•	“Net Sales Price” means all cash received by the Company related to an investment, including amounts recorded as interest income on convertible notes or debt investments since January 1, 2025.

•	“Original Cost” means all cash that was deployed into an investment by the Company, excluding any converted interest on convertible notes or PIK on debt investments.

Example as of June 30, 2025:

•	From January 1, 2025 through June 30, 2025, the Company has cumulative aggregate realized capital gains (within the meaning of the current Incentive Fee) of $100,000. $10,000 of these gains are attributable to appreciation in the value of the Company’s investments occurring prior to January 1, 2025, and $90,000 are attributable to appreciation in the value of the Company’s investments occurring after January 1, 2025.

•

From January 1, 2025 through June 30, 2025, the Company has cumulative aggregate realized capital losses (within the meaning of the current Incentive Fee) of $10,000. All of the cumulative aggregate realized capital losses are attributable to depreciation in the value of the Company’s investments occurring after January 1, 2025.

•

As of June 30, 2025, there is aggregate unrealized capital depreciation (within the meaning of the current Incentive Fee) of $5,000 with respect to the Company’s current investments. All of the aggregate unrealized capital depreciation is attributable to depreciation in the value of the Company’s investments occurring as of June 30, 2025.

The Incentive Fee under the current Advisory Agreement is equal to 20% of cumulative aggregate realized capital gains plus interest received on portfolio assets, from the date of the Company’s election to be regulated as a BDC to the end of each calendar year, less cumulative aggregate realized capital losses and aggregate unrealized capital depreciation, less the aggregate amount of any previously paid Incentive Fee.

Assuming the above are the only relevant items (i.e. there have not been any other realization events, payments of interest or previously paid Incentive Fees), the Incentive Fee calculation under the current Advisory Agreement would be as reflected below. This amount would appear in the Company’s income statement as an expense of the Company, identified as an “incentive fee.”

•	Cumulative aggregate realized capital gains of $100,000 minus cumulative aggregate realized capital losses of $10,000 and unrealized capital depreciation of $5,000 equals $85,000.

•	$85,000 multiplied by 20% equals $17,000.

The calculation mechanics used to calculate the Incentive Allocation are intended to track the calculation of the Incentive Fee as closely as possible. Other than with respect to the portion of the cumulative aggregate realized capital gains attributable to appreciation in the value of the Company’s investments prior to January 1, 2025, the defined terms “cumulative aggregate realized capital gains”, “cumulative aggregate realized capital losses” and “aggregate unrealized capital depreciation” as used in the Incentive Fee and the Incentive Allocation are intended to apply in materially the same manner. As a result, the Adviser will not include the $10,000 attributable to appreciation prior to January 1, 2025 in the calculation of the Incentive Allocation. Instead, the Adviser will first be entitled to a fee with respect to 20% of such amount:

•	$10,000 multiplied by 20% equals $2,000.

Next, the Incentive Allocation will be calculated based on the following formula:

•

Cumulative aggregate realized capital gains of $90,000 minus cumulative aggregate realized capital losses of $10,000 and unrealized capital depreciation of $5,000 equals $75,000 (this is the Cumulative Realized Gain Amount).

•	Cumulative Realized Gain Amount of $75,000 multiplied by 20% equals $15,000.

Thus, $2,000 is payable to the Adviser as an Incentive Fee with respect to the period prior to January 1, 2025, and $15,000 is apportioned to the Capital Account of the Adviser and subsequently distributed. The $15,000 would be recorded on the Company’s income statement as an expense of the Company, identified as an Incentive Allocation.

Under both calculations, the total amount ultimately paid by the Company to the Adviser remains the same, $17,000. Further, the amount reduces net income of the Company, thereby reducing the net asset value of the Company, by the same amount.

No Incentive Fees were paid to the Adviser during fiscal year 2023 and no Incentive Allocations would have been distributed to the Adviser for fiscal year 2023 had the Incentive Allocation been in place during such time.

In the event the Advisory Agreement is terminated, the Adviser will be entitled to any amounts owed under the Advisory Agreement.

A redline comparing the current Advisory Agreement against the proposed Second Amended and Restated Investment Advisory Agreement, reflecting the reclassification from the Incentive Fee to the Incentive Allocation, is attached hereto as Annex A.

Treatment of Accrued Incentive Fee with Respect to Unrealized Appreciation

The final calendar year with respect to calculating the Incentive Fee shall be deemed to end on December 31, 2024. Any accrued and outstanding Incentive Fee (based on net unrealized appreciation as of December 31, 2024) shall remain outstanding and shall be paid from any subsequent cumulative realized capital gains net of realized capital losses and unrealized capital depreciation prior to any payments with respect to the Incentive Allocation (for the avoidance of doubt the Incentive Fee is intended to apply solely based on performance of the Company, including with respect to any net unrealized appreciation, as of December 31, 2024 and the calculation of the Incentive Allocation shall be adjusted if and to the extent necessary to ensure there is no Incentive Allocation made with respect to any Cumulative Realized Gain Amount or the items factoring into the calculation of the Cumulative Aggregate Realized Gain Amount that has already been taken into account in calculating an Incentive Fee). Any accrued and outstanding Incentive Fee as of December 31, 2024, shall be payable to the Adviser only to the extent there are sufficient subsequent realized capital gains including interest received on investments net of realized capital losses and unrealized capital depreciation.

Company’s Adviser, Administrator and Distributor

BIP Capital, LLC serves as the Company’s administrator and investment adviser. The Company does not utilize a distributor.

Required Vote

The proposed amendments to the Advisory Agreement must be approved by the lesser of (i) 67% or more of the shareholder votes present at the Special Meeting if holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares of the Company.

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” votes, “AGAINST” votes, and abstentions. Abstentions will be counted for purposes of establishing a quorum but not toward the approval of the proposed amendments. Abstentions will have the effect of votes “AGAINST” the proposed amendments. Abstentions will have no effect on the outcome of a vote on adjournment.

Brokers who hold Shares in street name have the discretionary authority to vote on certain “routine” items when they have not received instructions from their clients. If the organization that holds your Shares does not receive instructions from you on how to vote your Shares on the other matters being considered at the Special Meeting, the organization that holds your Shares will inform the Company that it does not have the authority to vote on this matter with respect to your Shares. This is generally referred to as a “broker non-vote.” If a beneficial owner doesn’t provide voting instructions to its broker, the broker is not permitted to give a proxy with respect to such Shares and accordingly such Shares will not count as present for quorum purposes. We encourage you to provide voting instructions to the organization that holds your Shares by carefully following the instructions provided in the Notice.

Pursuant to the Declaration of Trust, any meeting of shareholders, whether or not a quorum is present, may be adjourned for any lawful purpose, including the solicitation of additional shareholders, by the Chairman, the Board (or their designees) or a majority of the votes properly cast upon the question of adjourning a meeting. Any adjourned shareholder meeting may be held as adjourned one or more times without further notice not later than 120 days after the Record Date.

SUBMISSION OF SHAREHOLDER PROPOSALS

Pursuant to the Company’s bylaws, the Company is not required to hold an annual meeting of shareholders in any year in which the election of Trustees is not required to be held under the Investment Company Act of 1940, as amended.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies.

The Company and some brokers may be householding the Company’s proxy materials by delivering a single proxy statement and annual report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or the Company that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or the Company if you are a shareholder of record. You can notify the Company by sending a written request by mail to BIP Ventures Evergreen BDC at 3575 Piedmont Road NE, Building 15, Suite 730, Atlanta GA, 30305. In addition, the Company will promptly deliver, upon request, a separate copy of the annual report and proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS

The Board of Trustees is not aware of any matter to be presented at the Special Meeting that is not listed on the Notice of Special Meeting of Shareholders and discussed in this Proxy Statement. If other matters should properly come before the Special Meeting, the persons named in the accompanying proxy intend to vote all proxies in accordance with the recommendation of the Board of Trustees or, if no such recommendation is given, in their own discretion.

Annex A

Comparison of Amended and Restated Investment Advisory Agreement dated August 7, 2024, and proposed Second Amended and Restated Investment Advisory Agreement

SECOND AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

This Second Amended and Restated Investment Advisory Agreement (this “Agreement”), dated and effective as of ~~August 7~~January 1, ~~2024~~2025, is made by and between BIP Ventures Evergreen BDC, a Delaware statutory trust (herein referred to as the “Fund”) and BIP Capital, LLC, a Delaware limited liability company (herein referred to as the “Adviser”). Capitalized terms not defined herein shall have the respective meanings set forth in the Fund’s amended and restated agreement and declaration of trust dated as of [ ] (the “Declaration of Trust”).

WHEREAS, the Fund and the Adviser entered into that certain Investment Advisory Agreement dated as of July 12, 2023 (the “Original Investment Advisory Agreement”); ~~and~~

WHEREAS, the Fund and the Adviser subsequently entered into that certain Amended and Restated Investment Advisory Agreement dated as of August 7, 2024 (the “First Amended Investment Advisory Agreement”), which amended and restated the Original Investment Advisory Agreement; and

WHEREAS, the Fund and the Adviser desire to amend and restate the ~~Original~~First Amended Investment Advisory Agreement in its entirety as set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Fund and the Adviser hereby agree as follows:

1.  Appointment of Adviser.

(a)  The Adviser hereby undertakes and agrees, upon the terms and conditions herein set forth, to provide overall investment advisory services for the Fund and in connection therewith to, in accordance with the Fund’s investment objectives, policies and restrictions as in effect from time to time:

(1)  determining the composition of the Fund’s portfolio, the nature and timing of the changes to the Fund’s portfolio and the manner of implementing such changes in accordance with the Fund’s investment objective, policies and restrictions;

(2)  identifying investment opportunities and making investment decisions for the Fund, including negotiating the terms of investments in, and dispositions of, portfolio securities and other instruments on the Fund’s behalf;

(3)  monitoring the Fund’s investments;

(4)  performing due diligence on prospective portfolio companies;

(5)  exercising voting rights in respect of portfolio securities and other investments for the Fund;

(6)  serving on, and exercising observer rights for, boards of directors and similar committees of the Fund’s portfolio companies;

(7)  negotiating, obtaining and managing financing facilities and other forms of leverage; and

(8)  providing the Fund with such other investment advisory and related services as the Fund may, from time to time, reasonably require for the investment of capital, which may include, without limitation:

(A)  making, in consultation with the Fund’s board of trustees (the “Board of Trustees”), investment strategy decisions for the Fund;

(B)  reasonably assisting the Board of Trustees and the Fund’s other service providers with the valuation of the Fund’s assets;

(C)  directing investment professionals or non-investment professionals of the Adviser to provide managerial assistance to portfolio companies of the Fund as requested by the Fund, from time to time; and

(D)  exercising voting rights in respect of the Fund’s portfolio securities and other investments.

(b)  Subject to the supervision of the Board of Trustees, the Adviser shall have the power and authority on behalf of the Fund to effectuate its investment decisions for the Fund, including the execution and delivery of all documents relating to the Fund’s investments, the placing of orders for other purchase or sale transactions on behalf of the Fund and causing the Fund to pay investment-related expenses. In the event that the Fund determines to acquire debt financing, the Adviser will arrange for such financing on the Fund’s behalf. If it is necessary or appropriate for the Adviser to make investments on behalf of the Fund through a special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle (in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”)).

2.  Expenses.

(a)  In connection herewith, the Adviser agrees to maintain a staff within its organization to furnish the above services to the Fund. The Adviser shall bear all expenses arising out of its duties hereunder, except as provided in this Section 2.

(b)  Except as specifically provided below and above in Section 1 hereof, the Fund anticipates that all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services to the Fund, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Adviser. The Fund will reimburse the Adviser for all reasonable and direct expenses incurred in connection with (i) the organization of the Fund, the Adviser, and related entities and (ii) the preparation of all materials in connection with the private offering of the Shares (collectively, “Organization and Offering Expenses”); provided, that such Organizational and Offering Expenses payable by the Fund to the Investment Adviser shall not exceed $500,000. Organization and Offering Expenses shall include, but are not limited to, legal, tax, compliance, accounting, printing, mailing, travel, meals, due diligence costs, and other costs and expenses associated with organizing and marketing the Fund. All Shares will be responsible for the pro rata portion of Organization and Offering Expenses attributable to such Shares.

(c)  The Fund will bear all other costs and expenses of the Fund’s operations, administration and transactions, including:

(1)  all costs and expenses attributable to acquiring or originating, holding, and disposing of investments;

(2)  the actual costs incurred by the Adviser or third party engaged by the Adviser in connection with management and servicing of the Fund’s investments, as applicable, provided that the Fund’s responsibility for such costs shall be limited to an amount that is usual and customary for the provision of such services in the geographic area of the investment, as applicable;

(3)  legal, accounting, auditing, banking, consulting, and other fees and expenses, including reimbursement to the Adviser for the cost of specific services provided by the Adviser or its affiliates, which would otherwise be provided by third party experts such as tax and legal services;

(4)  all reasonable out-of-pocket fees and expenses incurred by the Fund, the Adviser, or their respective affiliates, partners, agents, officers, and employees relating to the investigation of investment, syndication, and investment repayment opportunities for the Fund, whether or not consummated, and the fees and expenses of due diligence associated therewith;

(5)  the fees payable to the Adviser, or any of their respective affiliates for services provided, including the base management fee;

(6)  any taxes, fees, and other governmental charges levied against the Fund; and

(7)  all other expenses incurred by the Adviser or any of its affiliates in connection with administering the Fund’s business, including expenses incurred by the Adviser, or any of its affiliates in performing administrative services for the Fund, the allocable portion of the compensation and overhead of administrative personnel of the Adviser or any of its affiliates or paid by the Adviser or any of its affiliates, and the cost of any third-party service providers, engaged to assist the Adviser or any of its affiliates with the provision of administrative services for the Fund or on the Fund’s behalf.

(d)  From time to time, the Adviser or its affiliates may pay third-party providers of goods or services. The Fund will reimburse the Adviser or such affiliates thereof for any such amounts paid on the Fund’s behalf. From time to time, the Adviser may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by the Fund’s shareholders.

(e)  Costs and expenses of the Adviser that are eligible for reimbursement by the Fund will be reasonably allocated to the Fund on the basis of time spent, assets under management, usage rates, proportionate holdings, a combination thereof or other reasonable methods determined by the Adviser.

3.  Transactions with Affiliates. The Adviser is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Adviser or any of its affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Adviser is further authorized, to the extent permitted by applicable law, to select brokers (including any brokers affiliated with the Adviser) for the execution of trades for the Fund.

4.  Best Execution; Research Services.

(a)  The Adviser is authorized, for the purchase and sale of the Fund’s portfolio securities, to employ such dealers and brokers as may, in the judgment of the Adviser, implement the policy of the Fund to obtain the best results, taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. Consistent with this policy, the Adviser is authorized to direct the execution of the Fund’s portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Adviser to be useful or valuable to the performance of its investment advisory functions for the Fund. It is understood that in these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, as amended, the commissions paid may be higher than those which the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser. It is understood that the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Adviser by brokers who effect securities transactions for the Fund may be used by the Adviser in servicing other investment companies, entities or funds and accounts which it manages. Similarly, research services furnished to the Adviser by brokers who effect securities transactions for other investment companies, entities or funds and accounts which the Adviser manages may be used by the Adviser in servicing the Fund. It is understood that not all of these research services are used by the Adviser in managing any particular account, including the Fund.

(b)  The Adviser and its affiliates may aggregate purchase or sale orders for the assets with purchase or sale orders for the same security for other clients’ accounts of the Adviser or of its affiliates, the Adviser’s own accounts and hold proprietary positions in accordance with its current aggregation and allocation policy (collectively, the “Advisory Clients”), but only if (x) in the Adviser’s reasonable judgment such aggregation results in an overall economic or other benefit to the assets taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses and factors and (y) the Adviser’s actions with respect to aggregating orders for multiple Advisory Clients, as well as the Fund, are consistent with applicable law. However, the Adviser is under no obligation to aggregate any such orders under any circumstances.

5.  Remuneration.

(a)  The Fund agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (the “Management Fee”) ~~and an~~, an initial incentive fee (the “Incentive Fee”) and a subsequent incentive allocation (the “Incentive Allocation”) as hereinafter set forth. The Fund shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct.

(b)  Management Fee. The Management Fee shall be payable quarterly in arrears, at an annual rate of: (i) 1.75% of the Fund’s average net assets if the Fund’s total net asset balance is less than $500,000,000; and (ii) 1.50% of the Fund’s average net assets if the Fund’s total net asset balance is equal to or greater than $500,000,000. The average net asset balance will be the average of the Fund’s total net assets at the end of the two most recently completed calendar quarters.

(c)  Initial Incentive Fee and Incentive Allocation. ~~Prior to June 30, 2024:~~

(1)  Initial Incentive Fee: the Adviser shall be entitled to payment of an Incentive Fee with respect to periods prior to January 1, 2025.

(A)  ~~(1)~~ The Incentive Fee ~~is~~shall be payable at the end of each calendar year, in arrears ~~and equals~~, in an amount equal to 20% of cumulative aggregate realized capital gains plus interest received on portfolio assets, from the date of the Fund’s election to be regulated as a BDC to the end of each calendar year (with the final calendar year with respect to calculating the Incentive Fee deemed to end on December 31, 2024), less cumulative ~~net~~aggregate realized capital losses and aggregate unrealized capital depreciation, less the aggregate amount of any previously paid Incentive Fee. The Fund ~~will~~shall accrue ~~quarterly~~, but will not pay, the Incentive Fee with respect to net unrealized appreciation~~. The Incentive Fee amount, or~~ with the final accrual period ending on December 31, 2024. Any accrued and outstanding Incentive Fee (based on net unrealized appreciation as of December 31, 2024) shall remain outstanding and shall be paid from any subsequent cumulative aggregate realized capital gains net of aggregate realized capital losses and aggregate unrealized capital depreciation prior to any payments with respect to the Incentive Allocation (for the avoidance of doubt the Incentive Fee is intended to apply solely based on performance of the Fund, including with respect to any net unrealized appreciation, as of December 31, 2024 and the calculations ~~pertaining thereto, as appropriate, will account for any period less than a full calendar year.~~

~~(2)~~ of the Incentive Fee and Incentive Allocation shall be without duplication). Any accrued and outstanding ~~In determining the Incentive Fee payable to the Adviser, the Fund will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since the Fund’s inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in the Fund’s portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since the Fund’s inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since the Fund’s inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for the Fund’s calculation of the Incentive Fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to the Fund’s portfolio of investments.~~

~~Effective as of July 1, 2024:~~

~~(3)  The~~ Incentive Fee as of December 31, 2024 shall be payable ~~at~~to the ~~end of each calendar year, in arrears, in an amount equal to 20% of cumulative aggregate~~Adviser only to the extent there are sufficient subsequent realized capital gains ~~plus~~including interest received on portfolio assets~~, from the~~

~~date of the Fund’s election to be regulated as a BDC to the end of each calendar year, less cumulative aggregate~~ net of realized capital losses and ~~aggregate~~ unrealized capital depreciation~~, less the aggregate amount of any previously paid Incentive Fee. The Fund shall accrue, but will not pay, the Incentive Fee with respect to unrealized appreciation.~~ .

(B)   The Incentive Fee will only be paid on assets that have been partially or fully sold.

~~(4)~~  In determining the Incentive Fee payable to the Adviser, the Fund shall calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since the Fund’s inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in the Fund’s portfolio. For ~~purposes of~~ this ~~Section  5(c)(2)~~purpose, “cumulative aggregate realized capital gains,” if any, shall mean the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since the Fund’s inception. “Cumulative aggregate realized capital losses” shall mean the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since the Fund’s inception. The “net sales price” shall include all cash received related to the portfolio asset, including amounts recorded as interest income on convertible notes or debt investments, throughout the asset’s life. The “original cost” shall include all cash that was deployed into the portfolio asset, which would not include converted interest on convertible notes or PIK on debt investments. Cumulative aggregate realized capital gains and cumulative aggregate realized capital losses will only include cash flows associated with assets that have been sold. “Aggregate unrealized capital depreciation” shall mean the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for the Fund’s calculation of the Incentive Fee shall be equal to the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to the Fund’s portfolio of investments.

(2)  Incentive Allocation: As of January 1, 2025, the Fund shall cease accruing the Incentive Fee and the Adviser shall be entitled to the Incentive Allocation, which shall be equal to 20% of the Fund’s Cumulative Realized Gain Amount (as defined below), less the aggregate amount of any previously allocated Incentive Allocation, and shall be allocated to the Adviser’s Capital Account. The Incentive Allocation amount, or the calculations pertaining thereto, as appropriate, shall account for any period less than a full calendar year. The Incentive Allocation will only be allocated to the Adviser with respect to investments that have been sold or otherwise disposed of, including partially sold or disposed of. Any Incentive Allocation apportioned to the Adviser’s Capital Account during a calendar year may be distributed to the Adviser whether or not any amounts are distributed to the Fund’s shareholders.

As used for purposes of calculating the Fund’s Cumulative Realized Gain Amount and the Incentive Allocation, the following terms shall have the following meanings:

“Aggregate Unrealized Capital Depreciation” means the sum of the difference, if negative, between the valuation of each investment as of an applicable calculation date as reasonably determined by the Adviser as valuation designee and the Original Cost of such investment.

“Capital Account” means an account established on the books and records of the Fund for each of the Fund’s shareholders and for the Adviser with respect to the Incentive Allocation.

“Cumulative Aggregate Realized Capital Gains” means the sum of the amounts by which the Net Sales Price of each investment that has been sold or otherwise disposed of by the Fund, when so sold or disposed of, exceeds the Original Cost of such investment since the Fund’s inception; provided, however, that such calculation shall ignore any appreciation in the value of an investment prior to January 1, 2025.

“Cumulative Aggregate Realized Capital Losses” means the sum of the amounts by which the Net Sales Price of each investment that has been sold or otherwise disposed of by the Fund, when so sold or disposed of, is less than the Original Cost of such investment since the Fund’s inception; provided, however, that such calculation shall ignore any reduction or depreciation in the value of an investment prior to January 1, 2025.

“Cumulative Realized Gain Amount” means the Fund’s Cumulative Aggregate Realized Capital Gains, less Cumulative Aggregate Realized Capital Losses and Aggregate Unrealized Capital Depreciation. The Cumulative Realized Gain Amount and the calculations pertaining thereto, as appropriate, will account for any period less than a full calendar year.

“Net Sales Price” means all cash received by the Fund related to an investment, including amounts recorded as interest income on convertible notes or debt investments since January 1, 2025.

“Original Cost” means all cash that was deployed into an investment by the Fund, excluding any converted interest on convertible notes or PIK on debt investments.

(3)  The Adviser shall file, on a timely basis within 30 days of the grant of the Incentive Allocation on January 1, 2025, an election with the U.S. Internal Revenue Service pursuant to Section 83(b) of the Code (in the form attached hereto as Schedule A), and, promptly upon such filing, the Adviser shall provide a copy of such election to the Fund along with evidence of such filing.

6.  Representations and Warranties. The Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the Advisers Act and the Adviser agrees to maintain effective all material requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

7.  Services Not Deemed Exclusive. The Fund and the Board of Trustees acknowledge and agree that:

(a)  the services provided hereunder by the Adviser are not to be deemed exclusive, and the Adviser and any of its affiliates or related persons are free to render similar services to others and to use the research developed in connection with this Agreement for other Advisory Clients or affiliates. The Fund agrees that the Adviser may give advice and take action with respect to any of its other Advisory Clients which may differ from advice given or the timing or nature of action taken with respect to any client or account so long as it is the Adviser’s policy, to the extent practicable, to allocate investment opportunities to the client or account on a fair and equitable basis relative to its other Advisory Clients. It is understood that the Adviser shall not have any obligation to recommend for purchase or sale any loans which its principals, affiliates or employees may purchase or sell for its or their own accounts or for any other client or account if, in the opinion of the Adviser, such transaction or investment appears unsuitable, impractical or undesirable for the Fund. Nothing herein shall be construed as constituting the Adviser an agent of the Fund; and

(b)  the Adviser and its affiliates may face conflicts of interest as described in the Fund’s private placement memorandum and/or the Fund’s periodic filings with the SEC (as such disclosures may be updated from time to time) and such disclosures have been provided, and any updates will be provided, to the Board of Trustees in connection with its consideration of this Agreement and any future renewal of this Agreement.

8.  Limitation of Liability.

(a)  The Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it (the “Indemnified Parties”) shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that the Adviser shall not be protected against any liability to the Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the reckless disregard of its duties and obligations (“disabling conduct”). An Indemnified Party may consult with counsel and accountants in respect of the Fund’s affairs and shall be fully protected and justified in any action or inaction which is taken in accordance with the advice or opinion of such counsel and accountants; provided, that such counsel or accountants were selected with reasonable care. Absent disabling conduct, the Fund will indemnify the Indemnified Parties against, and hold them harmless from, any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under this Agreement or otherwise as adviser for the Fund. The Indemnified Parties shall not be liable under this Agreement or otherwise for any loss due to the mistake, action, inaction, negligence, dishonesty, fraud or bad faith of any broker or other agent; provided, that such broker or other agent shall have been selected, engaged or retained and monitored by the Adviser in good faith, unless such action or inaction was made by reason of disabling conduct, or in the case of a criminal action or proceeding, where the Adviser had reasonable cause to believe its conduct was unlawful.

(b)  Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before which the proceeding was brought that the Indemnified Party was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Indemnified Party was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of trustees of the Fund who are neither “interested persons” of the Fund nor parties to the proceeding (“disinterested non-party trustees”) or (b) an independent legal counsel in a written opinion.

(c)  An Indemnified Party shall be entitled to advances from the Fund for payment of the reasonable expenses (including reasonable counsel fees and expenses) incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. Prior to any such advance, the Indemnified Party shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Party shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party trustees or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Party will ultimately be found to be entitled to indemnification.

9.  Duration and Termination.

(a)  This Agreement shall become effective as of the date first written above. This Agreement may be terminated at any time, without the payment of any penalty, (i) by the Fund upon 60 days’ prior written notice to the Adviser: (A) upon the vote of a “majority of the outstanding voting securities” of the Fund (as defined in Section 2(a)(42) of the 1940 Act) or (B) by the vote of the Independent Directors; or (ii) by the Adviser upon not less than 60 days’ prior written notice to the Fund. The provisions of Section 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed under Sections 2 or 5 through the date of termination or expiration, and Section 8 shall continue in force and effect and apply to the Adviser and its representatives as and to the extent applicable.

(b)  Once effective, this Agreement shall remain in effect for two years, and thereafter shall continue automatically for successive one-year periods; provided that such continuance is specifically approved at least annually by: (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Independent Directors, in accordance with the requirements of the 1940 Act.

(c)  This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).

10.  Governing Law. This Agreement shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

11.  Notices. Any notice hereunder shall be in writing and shall be delivered personally, by electronic mail, by overnight courier or by registered mail, return receipt requested, and sent to the appropriate address set forth below or to such other address as either party may give written notice of to the other. Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, or if by electronic mail, overnight courier or registered mail, on the date on which such communication is sent.

If to the Fund:

BIP Ventures Evergreen BDC

c/o BIP Capital, LLC

3575 Piedmont Road NE

Building 15, Suite 730,

Atlanta, Georgia 30305

Attn: Mark Buffington

If to the Adviser:

BIP Capital, LLC

3575 Piedmont Road NE

Building 15, Suite 730,

Atlanta, Georgia 30305

Attn: Mark Buffington

12.  Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

(Signature Page Follows.)

IN WITNESS WHEREOF, the parties have executed this Agreement by their representatives thereunto duly authorized, as of the day and year first above written.

Fund:

BIP VENTURES EVERGREEN BDC

By: /s/ Mark Buffington
Name: Mark Buffington
Title: CEO and Chairman of the Board of Trustees

Adviser:

BIP CAPITAL, LLC

By: /s/ Mark Buffington
Name: Mark Buffington
Title: Managing Partner

9

Schedule A

ELECTION TO INCLUDE IN GROSS INCOME IN YEAR

OF TRANSFER PURSUANT TO SECTION 83(B)

OF THE INTERNAL REVENUE CODE

The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1.	Name and address:

BIP Capital, LLC [ADDRESS]

[EIN]:

2.	Description of the property to which the election is being made:

Entitlement to an incentive allocation in BIP Ventures Evergreen BDC, a Delaware statutory trust (the “Company”).

3.	The date on which the property was transferred is January 1, 2025. The taxable year to which this election relates is calendar year 2025.

4.	Nature of the restrictions to which the property is subject: The incentive allocation is subject to transfer restrictions.

5.	The fair market value of the incentive allocation at the time of transfer (determined without regard to any restriction other than restrictions which by their terms will never lapse) was zero dollars ($0).

6.	Taxpayer’s consideration paid for said property was zero dollars ($0).

7.	The amount to include in gross income of taxpayer is zero dollars ($0).

8.	A copy of this statement has been furnished to the Company and each other person to whom a copy is required to be furnished pursuant to Treasury Regulation Section 1.83-2(d).

The undersigned taxpayer (or their beneficial owner or a member thereof) is the person performing the services in connection with which the property that was transferred.

Dated:    , 202

BIP CAPITAL, LLC
BY:
TITLE:

10

Vote this proxy card TODAY!

Your prompt response will save the expense of additional mailings.

BIP Ventures Evergreen BDC

3575 Piedmont Rd NE, Building 15, Suite 730

Atlanta, GA 30305

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 20, 2024

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of BIP Ventures Evergreen BDC, a Delaware statutory trust (the “Company”), for use at a special meeting of shareholders of the Company to be held virtually at 1:00 P.M., Eastern Time, on November 20, 2024, and any adjournments thereof (the “Special Meeting”). The Special Meeting can be accessed by visiting www.proxydocs.com/BIPV, where you will be able to listen to the meeting live, submit questions, and vote online. This Proxy Statement and the accompanying materials are being mailed to shareholders of record described below on or about October 16, 2024, and are available at www.proxydocs.com/BIPV.

Proposal No. 1: If no specification is made, the Shares will be voted ABSTAIN with respect to the proposal to approve certain amendments to the Company’s Amended and Restated Investment Advisory Agreement, dated August 7, 2024.

At the present time, the Board of Trustees knows of no other business to be presented at the meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise. Shareholders who execute proxies may revoke them with respect to a proposal by attending the Special Meeting and voting their Shares during the meeting, or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Special Meeting.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE

Dated

Signature(s) (Title(s), if applicable) (Sign in the Box)

Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Please refer to the Proxy Statement discussion of these matters.

Proposal No. 1:

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED ABSTAIN REGARDING PROPOSAL NO. 1.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ∎

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1.	To approve certain amendments to the Company’s Amended and Restated Investment Advisory Agreement, dated August 7, 2024, to change the incentive fee currently payable to BIP Capital, LLC, as investment adviser to the Company to an incentive allocation allocable to BIP Capital, LLC.	FOR	AGAINST	ABSTAIN
		☐	☐	☐

PLEASE SIGN ON REVERSE SIDE